                                                                                                      Exhibit 23(c) (iii)

                                   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND
                                   -------------------------------
                                   Class C Stock Certificate (8-1/2" x 12-5/8")
                                   --------------------------------------------

I.       FRONT OF CERTIFICATE (All text and other matter lies within 7-1/4" x 11-1/4" decorative border)
         --------------------

                                 (upper left) box with heading: NUMBER (OF SHARES)
                                  (upper right) box with heading: CLASS C SHARES
                                              (centered below boxes)
                                   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND
                                              A MARYLAND CORPORATION

(at left) THIS IS TO CERTIFY THAT                             (at right) SEE REVERSE FOR CERTAIN DEFINITIONS

                                                                       box with CUSIP number
                                                                       68380D207
(at left) ______________________ is the owner of

                          (centered) FULLY PAID CLASS C SHARES OF BENEFICIAL INTEREST OF
                                   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND

                           A series of  Oppenheimer  Main  Street  Growth & Income  Fund  (hereinafter  called  the
                           "Fund"),  transferable  only on the books of the Fund by the holder  hereof in person or by duly  authorized  attorney,  upon surrender of this  certificate  properly  endorsed.
                           This  Certificate  and the  shares  represented  hereby  are  issued  and  shall be held subject to all of the  provisions  of the Articles of  Incorporation  of the Fund to all
                           of which the holder by acceptance  hereof assents.  This  certificate is not valid until countersigned by the Transfer Agent.

                           WITNESS  the  facsimile  seal of the Fund  and the  signatures  of its  duly  authorized officers.

(at left of seal)                                                               (at right of seal)
(signature)                                                                     (signature)

                                            Dated:
/s/ Brian W. Wixted                                                             /s/ Robert G. Zack
-----------------------                                                -------------------
TREASURER                                                                       SECRETARY

                                               (centered at bottom)
                                          1-1/2" diameter facsimile seal
                                                    with legend
                                   OPPENHEIMER MAIN STREET GROWTH & INCOME FUND
                                                       SEAL
                                                       1998
                                              A MARYLAND CORPORATION

(at lower right, printed vertically)                 Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                     (A DIVISION OF OPPENHEIMERFUNDS, INC.
                                                     Denver (Colo) Transfer Agent

                                                     By ____________________________
                                                              Authorized Signature

(at lower left corner, outside ornamental border)
300-000000 [certificate number]

II.      BACK OF CERTIFICATE (text reads from top to bottom of 12-5/8" dimension)
         -------------------

         The  following  abbreviations  when  used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                             (Minor)

UNDER UGMA/UTMA ___________________
                                    (State)

Additional abbreviations may also be used though not in the above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE

(box for identifying number)

-----------------------------------------------------------------------
(Please print or type name and address of assignee)

------------------------------------------------------

________________________________________________  Class C Shares of beneficial  interest  represented by the within
Certificate, and do
hereby  irrevocably  constitute  and appoint  ___________________________  Attorney to transfer  the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                     -----------------------------------
                                                     (Both must sign if joint owners)

                                                     Signature(s) __________________________
                                                     guaranteed        Name of Guarantor
                                                     by:               _____________________________
                                                                       Signature of Officer/Title

(text printed     NOTICE:  The  signature(s)  to this  assignment  must  vertically  to right  correspond  with the name(s) as written upon the of above paragraph) face of the certificate in every particular  without  alteration or enlargement or any change whatever.

(text printed in  Signatures must be guaranteed by a financial box to left of institution of the type described in the current signature(s)) prospectus of the Fund.

                      -----------------------------------------------------------------------
                                     THIS SPACE MUST NOT BE COVERED IN ANY WAY